NATIONAL RETAIL FUND II

SUPPLEMENT DATED JANUARY 29, 2009

TO THE PROSPECTUSES DATED JANUARY 2, 2009

The following supersedes and replaces any contrary information in the Prospectus regarding minimum investments for the Fund:

Minimum Investment

The minimum purchase amount of shares (minimum investment) in the Fund is $250.

Fund	Per Share	Total
Public offering price[1]	$10.00	$10.00
Sales load	None	None

Proceeds to the Fund	$250	$250

1 The estimated offering expenses of the Fund are $0, per share and $0, total. Proceeds to the Fund are net of estimated offering expenses.

With respect to subsequent investments, whether directly or through the Automatic Investment Plan, the minimum investment amount is $100.

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The following information regarding repurchase offers is hereby added to the Prospectus:

The First Repurchase Offer for the Fund is scheduled to occur on or about the 15th day of June, 2009.